Taxes	12 Months Ended
Oct. 31, 2012
Taxes [Abstract]
Taxes

Note 10 - Taxes

The Company did not file federal tax returns for the fiscal years ended December 31, 2007, the ten months ended October 31, 2008 and the fiscal years ended October 31, 2009, 2010, 2011 and 2012These returns which are not expected to report any tax due and are currently being prepared. The Company has its primary operations in the State of New Jersey and is required to file New Jersey corporate income tax returns. The Company has not filed New Jersey State tax returns. Since the Company would have incurred tax losses for each of the years for which returns have not been filed, it anticipates that only minimal taxes could be be due, including any interest and penalties that might be assessed.

The Company is not in discussions with any tax authorities whereby any settlements over past due taxes are in progress.

The income tax provision (benefit) consists of the following:

	October 31, 2012	October 31, 2011
Federal
Current	$-	$-
Deferred	1,961,982	(1,020,907)
State and Local
Current	-	-
Deferred	342,770	(178,358)
Change in valuation allowance	(2,304,752)	1,199,265
Income tax provision (benefit)	$-	$-

The following is a reconciliation of the expected tax expense (benefit) on the U.S. statutory rate to the actual tax expense (benefit) reflected in the statement of operations:

	Years Ended
	October 31, 2012	October 31, 2011
U.S. federal statutory rate	(34%)	(34%)
State income tax, net of federal benefit	(5.9%)	(5.9%)
Increase in valuation allowance	(88.4%)	39.2%
Intellectual property adjustment	128.2%	0%
Other permanent items	.1%	.8%
Income Tax provision (benefit)	0%	0%

As of October 31, 2012 and 2011, the Company’s deferred tax assets consisted of the effects of temporary differences attributable to the following:

	Years Ended
	October 31, 2012	October 31, 2011
Deferred Tax Assets
Net operating loss carryovers	$15,756,864	$14,256,341
Intangible asset amortization	705,402	4,166,157
Allowance for doubtful accounts	17,842	19,857
Accrued compensation	68,564	441,581
Interest on convertible debt	125,470	97,128
Stock-based compensation	200,619	198,449
Total deferred tax assets	16,874,761	19,179,513
Valuation allowance	(16,874,761)	(19,179,513)
Deferred tax assets, net of valuation allowance	$-	$-

 For the years ended October 31, 2012 and October 31, 2011, the Company had approximately $39.5 million and $35.7 million in U.S. federal and state net operating loss carryovers (“NOLs”), respectively, which begin to expire 20 years from the original due date of the tax returns are filed.  The NOLs may be subject to limitation under Internal Revenue Code Section 382 should there be a greater than fifty percent change in ownership as determined under the regulations.  The Company has performed a preliminary review and has determined that the NOLs are not currently subject to limitation.

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based on this assessment, management has established a full valuation allowance against all of the deferred tax assets for each period because it is more likely than not that all of the deferred tax assets will not be realized.  The change in valuation allowance for the years ended October 31, 2012 and 2011 is $2,304,752 and $1,199,265, respectively.